UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2018

Central Index Key Number of the issuing entity: 0001742383

Morgan Stanley Capital I Trust 2018-H3

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001089877

KeyBank National Association

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001682532

Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-15	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On July 12, 2018, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the Morgan Stanley Capital I Trust 2018-H3, Commercial Mortgage Pass-Through Certificates, Series 2018-H3 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Griffin Portfolio II” on Exhibit B to the Pooling and Servicing Agreement (the “Griffin Portfolio II Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Griffin Portfolio II Whole Loan”) that includes the Griffin Portfolio II Mortgage Loan and five pari passu promissory notes (the “Pari Passu Companion Loans”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Griffin Portfolio II Whole Loan will be serviced and administered (i) prior to the securitization of the related controlling Pari Passu Companion Loan, under the pooling and servicing agreement, dated as of July 1, 2018, between UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and entered into in connection with the UBS 2018-C11 securitization, and (ii) from and after the securitization of the related controlling Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Pari Passu Companion Loan related to the Griffin Portfolio II Whole Loan was securitized on August 2, 2018 in connection with the issuance of a series of mortgage pass-through certificates entitled BANK 2018-BNK13, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK13. Consequently, the Griffin Portfolio II Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of August 1, 2018 (the “BANK 2018-BNK13 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer (the “Non-Serviced Master Servicer”), Torchlight Loan Services, LLC, as general special servicer (the “Non-Serviced Special Servicer”), National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The BANK 2018-BNK13 PSA is attached hereto as Exhibit 4.8.

The servicing terms of the BANK 2018-BNK13 PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated June 28, 2018 (the “Prospectus”), and the following:

•	The Non-Serviced Master Servicer will earn a primary servicing fee with respect to the Griffin Portfolio II Mortgage Loan that is to be calculated at 0.0025% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for such mortgage loan).
•	Upon the Griffin Portfolio II Mortgage Loan becoming a specially serviced loan under the BANK 2018-BNK13 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25% per annum, until such time as such mortgage loan is no longer specially serviced. The special servicing fee is subject to a minimum fee of $3,500 (or $5,000 if the risk retention consultation party under the BANK 2018-BNK13 PSA is entitled to consult with the Non-Serviced Special Servicer with respect to such mortgage loan for so long as the related mortgage loan is a specially serviced loan during the continuance of a consultation termination event).

•	The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment of principal (other than any amount for which a liquidation fee is paid) and interest in respect of the Griffin Portfolio II Whole Loan (other than default interest and excess interest) made by the related borrower after any workout of the Griffin Portfolio II Whole Loan. The workout fee is subject to a minimum fee of $25,000 and is not subject to a cap.
•	The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with a liquidation of the Griffin Portfolio II Whole Loan. The liquidation fee is subject to a minimum fee of $25,000 and is not subject to a cap.
•	In addition to providing certain consultation rights to the directing certificateholder under the BANK 2018-BNK13 PSA, the BANK 2018-BNK13 PSA will provide certain non-binding consultation rights in respect of the Griffin Portfolio II Mortgage Loan (if it is specially serviced) to a representative of the holders of the credit risk retention interests.
•	The operating advisor under the BANK 2018-BNK13 PSA will only be entitled to consult with the related Non-Serviced Special Servicer and recommend the termination of the BANK 2018-BNK13 special servicer after a consultation termination event.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits:
4.8	Pooling and Servicing Agreement, dated as of August 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the Griffin Portfolio II Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
Name: Jane Lam
Title: Vice President
Dated: August 8, 2018